UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 1, 2005

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                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                        0-7422              11-2234952
(State or other jurisdiction of     (Commission  File    (I.R.S. Employer
 incorporation)                      Number)              Identification No.)

                    80 Arkay Drive, Hauppauge, New York 11788
               (Address of principal executive offices) (Zip Code)

                                 (631) 435-6000
              (Registrant's telephone number, including area code)

                                       N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 - Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
Year

On August 1, 2005, the Board of Directors of Standard  Microsystems  Corporation
(SMSC) approved an amendment to Section 2.2 of SMSC's By-laws, which requires each member of the Board to own a certain amount of SMSC common stock. In determining whether Board members have complied with the common stock ownership requirements, SMSC has consistently included phantom stock that has been granted to Board members in the calculation. The amendment to the By-laws is intended to codify SMSC's interpretation of its By-laws by specifically and expressly referring to the inclusion of phantom stock grants in the calculation of common stock ownership.

The foregoing summary is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, a copy of which is filed herewith as
Exhibit 3.1.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

3.1 - Amended and Restated By-laws, as of August 1, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        STANDARD MICROSYSTEMS CORPORATION

                                  (Registrant)



Date:  August 4, 2005                     By:   /s/ ANDREW M. CAGGIA
                                           -----------------------------------
                                           Andrew M. Caggia
                                           Senior Vice President and
                                           Chief Financial Officer,
                                           and Director



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                                  Exhibit Index

Exhibit No.    Description

3.1            Amended and Restated By-laws, as of August 1, 2005.